SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement ☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

LCA - VISION INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

LCA-VISION INC.
7840 Montgomery Road
Cincinnati, OH 45236
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June XX, 2006
TO THE STOCKHOLDERS OF LCA-VISION INC.:
     You are cordially invited to attend the Annual Meeting of the Stockholders of LCA-Vision Inc. to be held on June XX, 2006 at 10:00 a.m. at The Queen City Club, 331 East Fourth Street, Cincinnati, Ohio 45202, for the purpose of considering and acting on the following:
1)	Election of seven directors to serve until the 2007 Annual Meeting

2)	Amendment of the Company’s Restated Certificate of Incorporation increasing the authorized number of shares of common stock from 27,500,000 to 55,000,000

3)	Approval of the LCA-Vision Inc. 2006 Stock Incentive Plan

4)	The ratification of Ernst & Young LLP as auditors of the Company for the fiscal year ending December 31, 2006

5)	Transaction of such other business as may properly come before the meeting or any adjournment thereof
     Stockholders of record at the close of business on April XX, 2006 will be entitled to vote at the meeting.
By Order of the Board of Directors
Craig P. R. Joffe
Interim Chief Executive Officer,
Chief Operating Officer,
General Counsel & Secretary
April XX, 2006

IMPORTANT
     We urge you to vote your shares before the Annual Meeting, whether or not you plan to attend the meeting in person. You may vote by mail, by toll-free telephone number or via the internet according to the instructions on your enclosed proxy card. If you choose to vote by mail, the enclosed envelope requires no postage if mailed in the United States. If you do attend the meeting, you may vote personally on all matters which are considered. It is important that your shares be voted. In order to avoid the additional expense to the Company of further solicitation, we ask your cooperation in submitting your proxy promptly.

LCA-VISION INC.
7840 Montgomery Road
Cincinnati, OH 45236
PROXY STATEMENT
     The Board of Directors of LCA-Vision Inc. is soliciting the enclosed proxy to vote your shares at the Annual Meeting of Stockholders to be held on June XX, 2006. We are mailing this Proxy Statement and the proxy card to our stockholders on or about April XX, 2006.
OUTSTANDING VOTING SECURITIES
     Each of the______________ shares of our common stock outstanding on April XX, 2006, the record date of this meeting, is entitled to one vote on all matters coming before the meeting. Only stockholders of record on our books at the close of business on April XX, 2006 will be entitled to vote at the meeting, either in person or by proxy.
PROXIES AND VOTING
     The enclosed proxy card names two of our officers, Craig P. R. Joffe and Alan H. Buckey, as the individuals who will vote your shares as you instruct when you vote by mail, telephone or the internet. If you submit a signed proxy without affirmatively designating how you wish it to be voted, Mr. Joffe and Mr. Buckey will vote your shares in accordance with the recommendation of the Board of Directors or, if there is none, in accordance with their best judgment. If you grant a proxy, you may revoke it by giving written notice to our Secretary prior to the meeting, by giving a later dated proxy by mail, phone or internet or by voting in person at the meeting.
     The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting will be sufficient for the election of directors. The affirmative vote of a majority of the shares outstanding on April XX, 2006 will be needed to approve the amendment to the Restated Certificate of Incorporation. Other matters, including approval of the 2006 Stock Incentive Plan, will be determined by the affirmative vote of a majority of the shares present in person or represented by proxy. Abstentions will have the effect of negative votes. Shares not voted by brokers and other entities holding on behalf of beneficial owners will be deemed absent. We are soliciting proxies from our stockholders principally by mail, but we may also have our directors, officers and other regular employees solicit proxies in person or by telephone or other means. If these persons do assist in the proxy solicitation process, we will not compensate them over and above their regular salaries for doing so. We will reimburse brokers, banks and other record owners for their reasonable costs in forwarding materials to beneficial owners and obtaining voting instructions from those owners. We will pay all expenses relating to the solicitation of proxies.

ELECTION OF DIRECTORS
     At the 2006 Annual Meeting, you will be asked to elect seven directors to hold office until the 2007 Annual Meeting of Stockholders. The individuals named in the proxy will vote for the election of the seven nominees named below.
     All of the nominees, other than David H. Whiting, M.D., currently are serving as members of the Board of Directors. Each of the nominees, including Dr. Whiting, was recommended to the Board of Directors by the Nominating and Governance Committee of the Board. While we have no reason to believe that any nominee will, prior to the date of the meeting, become unable to serve if elected, if someone should, proxies will be voted for the election of any substitute nominee.
     The Board of Directors recommends that each nominee, described below, be elected to serve until the 2007 Annual Meeting or until his successor is elected and qualified.
     William F. Bahl, age 55, is the co-founder and President of Bahl & Gaynor Investment Counsel, an independent registered investment adviser located in Cincinnati. Prior to founding Bahl & Gaynor in 1990, he served as Senior Vice President and Chief Investment Officer at Northern Trust Company in Chicago. Mr. Bahl is a director of Cincinnati Financial Corporation and Hennegan Co., and serves as a trustee for the Talbert House Foundation, Deaconess Associations, Inc and the Preferred Group of Mutual Funds. He is also the current Chairman of the Cincinnati Country Day School Foundation, and is a member of the Cincinnati Society of Financial Analysts. He has served as a director of the Company since March 2005.
     Thomas G. Cody, age 64, is Vice Chairman of Federated Department Stores. He joined Federated Department Stores in 1982 from Pan American World Airways, Inc., where he served as Senior Vice President, General Counsel and Secretary. Mr. Cody currently serves on the board of CTS Corporation, Ohio National Financial Services, Inc. and Ohio National Life Insurance Company. He is also a member of the Board of Trustees for Xavier University, Children’s Hospital Medical Center, The Children’s Hospital, LifeCenter Organ Donor Network, the Cincinnati Art Museum, the Medical Center Fund, the Greater Cincinnati Foundation, the Cincinnati Chamber of Commerce, and the Hebrew Union College — University of Cincinnati Ethics Center. He is a Past Chair of the United Way and Community Chest and the Greater Cincinnati Chamber of Commerce Board of Trustees as well as the former Co-Chair of Cincinnati C.A.N. He has served as a director of the Company since March 2005.
     John H. Gutfreund, age 76, is Senior Advisor of C.E. Unterberg, Towbin, an investment partnership for high-growth technology companies, a position he has held since January 2002. Since 1993, Mr. Gutfreund has also been the President of Gutfreund & Co. Inc., a financial management consulting firm. Formerly, Mr. Gutfreund was with Salomon Brothers from 1953-1991, most recently as its Chairman. Mr. Gutfreund is a director of Montefiore Medical Center, New York City, and a member of its Executive, Finance, Investment and Real Estate Committees; a member of the Council on Foreign Relations; a lifetime member of the Board of Trustees of the New York Public Library and of the Astor, Lenox and Tilden Foundations; an honorary trustee of Oberlin (Ohio) College; Trustee, Aperture Foundation; and a director of Compudyne Corporation, GVI Security Solutions, AccuWeather, Inc., Evercel, Inc., Maxicare Health Plans, Inc. and Nutrition 21, Inc. He has served as a director of the Company since 1997.
     John C. Hassan, age 63, has been the President of Champion Printing, Inc., a direct mail printing company, for more than 14 years. Previously, he was Vice President, Marketing, of the Drackett Company, a division of Bristol-Myers Squibb. He currently serves on the boards of the Ohio Graphics Arts Health Fund, and the Madeira/Indian Hill Fire Co. He has served as a director of the Company since 1996.

     Craig P.R. Joffe, age 33, is Interim Chief Executive Officer, Chief Operating Officer, General Counsel and Secretary of LCA-Vision Inc. He was appointed Chief Operating Officer on September 23, 2005 and Interim CEO on March 1, 2006. He has been with the company since March 2003. Previously, he served as Assistant General Counsel of IAC/InterActiveCorp, a leading publicly traded interactive commerce company, from September 2000 to February 2003. Prior to joining IAC/InterActiveCorp, Mr. Joffe, a graduate of Harvard Law School and Columbia University, was a general practice associate in the New York and London offices of the law firm Sullivan & Cromwell for over three years, where he concentrated his practice on corporate finance transactions. He has served as a director of the Company since 2004.
     E. Anthony Woods, age 65, was elected non-executive Chairman of the Board of Directors of LCA-Vision Inc. on March 15, 2006. Mr. Woods has been Chairman of Deaconess Associations, Inc. (Deaconess), a holding company with more than 20 health services corporations, since 2003, and was previously President and Chief Executive Officer of Deaconess. Mr. Woods is also Chairman and Chief Executive Officer of SupportSource, a healthcare consulting firm. He is a director of Cincinnati Financial Corporation and Deaconess. He has served as a director of the Company since 2004.
     David H. Whiting, M.D., age 46, is an ophthalmic surgeon, Board Certified by the American Board of Ophthalmology. Affiliated with LCA-Vision Inc. since 1997, he joined as a full-time LASIK surgeon and Medical Director of LCA-Vision Inc.’s Minneapolis laser vision centers in 1999. Since then he has performed over 60,000 laser vision correction procedures. Prior to joining LCA-Vision Inc., Dr. Whiting was in private surgical eye practice since 1989, serving as managing partner of a large multispecialty eye clinic in Minneapolis. He served two years as Medical Director of the Allina Medical Group Eye Services Division of the Allina Health System HMO. From 1998 to 2003 Dr. Whiting owned and directed InVision Optical, a retail optical chain in the Minneapolis-St. Paul metropolitan area. He founded Consultative Eye Care, P.A. in 2000 and has served as Medical Director of Consultative Skin Care, P.A. since 2001. A graduate of Washington University School of Medicine, Dr. Whiting also received a graduate degree at Stanford University through the division of Ophthalmology Research. He has held clinical staff appointments at the University of Minnesota School of Medicine.
BOARD OF DIRECTORS MEETINGS AND COMMITTEES
Board of Directors
     The Board of Directors met five times during 2005. Each director attended 100% of the meetings of the Board of Directors. Each director attended at least 95% of the total number of meetings of the Board of Directors and of all committees of the Board on which he served during the year, and five directors attended 100% of such meetings. The Board of Directors has determined that Messrs. Bahl, Cody, Hassan, Gutfreund and Woods are “independent” directors as defined in the Marketplace Rules of the Nasdaq Stock Market.
     The Company believes it is extremely important that its directors attend the Annual Meeting of Stockholders and expects them to do so each year, barring unforeseen circumstances. All of our directors attended the 2005 Annual Meeting.
     The Board of Directors has adopted a written Code of Business Conduct and Ethics that applies to all employees, executive officers and directors of the Company. A copy of the Code was filed with the Securities and Exchange Commission (SEC) as an exhibit to the Company’s Form 10-K for the fiscal year ended December 31, 2003 and is posted on the Company’s website at www.lasikplus.com. Any amendments to, or waivers from, a provision of the Code that apply to the Company’s principal executive and financial officers also will be posted on the Company’s website.
     The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. All committee charters are available on the Company’s websites listed above. All members of each committee are independent directors as defined in the Nasdaq Marketplace Rules. All members of the Audit Committee also meet the additional independence requirements of the SEC’s rules for Audit Committee members.

Audit Committee
     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s financial statements, internal controls over financial reporting and auditing, accounting and financial reporting process generally. The Audit Committee is responsible for the selection, compensation and oversight of the Company’s independent auditors and for the pre-approval of all audit and permitted non-audit services to be performed by the independent auditors. Among other things, the Committee meets with the independent auditors to review and discuss the adequacy and effectiveness of the Company’s internal controls and its disclosure controls and procedures; to review the Company’s significant accounting and reporting principles and practices; to discuss the auditors’ judgments on the quality of the Company’s accounting principles; and to discuss any management letters issued by the independent auditors. The Audit Committee also is responsible for receiving and investigating any complaints regarding questionable accounting or auditing matters and violations of the Company’s Code of Business Conduct and Ethics.
     The Audit Committee held seven meetings in 2005. At each of these meetings, the Committee met with members of the Company’s management and with the Company’s independent auditors. The current members of the Committee are Messrs. Hassan (Chair), Bahl, Cody and Woods. The Board of Directors has determined that Mr. Hassan qualifies as an “audit committee financial expert,” as defined by SEC rules.
Compensation Committee
     The Compensation Committee recommends to the entire Board of Directors the compensation arrangements for our Chief Executive Officer and, with advice from the Chief Executive Officer, determines the compensation to be paid to the other executive officers. The Compensation Committee also administers our stock incentive plans. The Compensation Committee held seven meetings in 2005. The current members are Messrs. Bahl (Chair), Cody, Gutfreund, Hassan and Woods. On November 22, 2005, Mr. William Coleman, who was then Chairman of the Compensation Committee, resigned as a director of the Company. Mr. William Bahl was appointed on that date as a member of the Committee to replace Mr. Coleman. On February 21, 2006, Mr. Bahl was appointed the Chairman of the Compensation Committee. For further information, see “Compensation Committee Report on Executive Compensation” below.
Nominating and Governance Committee
     The Company’s Nominating and Governance Committee was established under, and has the responsibilities set forth in, its charter, which was adopted by the Board of Directors effective March 8, 2004 and is posted on the Company’s website at www.lasikplus.com. During 2005, the Nominating and Governance Committee held three meetings. The current members of the Nominating and Governance Committee are Messrs. Gutfreund (Chair), Bahl, Cody and Hassan.
     Responsibilities of the Nominating and Governance Committee include searching for and recommending qualified nominees for election to the Board; identifying Board members qualified to fill vacancies on Board committees; recommending to the full Board of Directors programs and procedures relating to the compensation, evaluation, retention, retirement and resignation of directors; reviewing and making recommendations to the Board to address stockholder resolutions; addressing Board performance; and reviewing the performance of senior management for purposes of management succession. The Nominating and Governance Committee has the authority to engage outside advisors at the Company’s expense. The Nominating and Governance Committee will consider, on at least an annual basis, whether the number of directors should be increased, remain the same or be decreased. To the extent vacancies on the Board exist, either as the result of a director not standing for re-election or resigning or as a result of an increase in the size of the Board, the Nominating and Governance Committee will seek candidates who are qualified to fill the vacancy. In evaluating candidates, the Nominating and Governance Committee will consider such qualifications as its members then deem of most benefit to the Company. Experience in the healthcare field is considered a valuable but not necessary qualification.
     In identifying director candidates, the Nominating and Governance Committee expects to rely upon the experience of its own members along with recommendations that may be made by others, including the Company’s Chief Executive Officer and stockholders of the Company. Stockholders who wish to suggest possible candidates should direct their suggestions to the attention of the Company’s General Counsel, who will then forward the suggestions to the Nominating and Governance Committee unless he determines that the suggestions are frivolous or not made in good faith. Candidates suggested by stockholders should at a minimum meet the qualifications set forth above. Candidates suggested by stockholders will be considered on the same basis as those suggested to the Nominating and Governance Committee by other individuals. The Nominating and Governance Committee does not expect to consider candidates suggested by stockholders later than 120 days prior to the date of mailing its Proxy Statement for the Company’s next Annual Meeting of Stockholders. In 2005, the Company did not receive any recommendations for director nominations from stockholders owning more than 5% of the Company’s common stock.
     In addition to the responsibilities of the Nominating and Governance Committee to search for and recommend qualified nominees for election to the Board, the Nominating and Governance Committee is conducting a process which will result in the recommendation for the permanent Chief Executive Officer position. The Nominating and Governance Committee expects to select and disclose an executive search firm to assist in the completion of this process. Craig Joffe is among the internal candidates being considered for permanent appointment to Chief Executive Officer.
AUDIT COMMITTEE REPORT
     In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.
     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.
     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.
     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2005, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

John C. Hassan (Chair)
William F. Bahl
Thomas G. Cody
E. Anthony Woods
EXECUTIVE OFFICERS
     The current executive officers of the Company are Craig P.R. Joffe, Interim Chief Executive Officer, Chief Operating Officer, General Counsel and Secretary; Kevin M. Hassey, President; and Alan H. Buckey, Executive Vice President/Finance and Chief Financial Officer. Information about Mr. Joffe is given above under “Election of Directors.”
     Kevin M. Hassey, age 49, has been the President of LCA-Vision since August 2003. Previously, he was the Vice President and General Manager of the EyeMed Managed Care Division of the Luxottica Group from July 1999 to July 2003 and the Vice President of Marketing of the Luxottica Group’s LensCrafters division from July 1996 to July 1999. Prior to July 1996, Mr. Hassey held various marketing positions with LensCrafters and spent a number of years in brand management with The Procter & Gamble Company. Mr. Hassey is a graduate of Boston College and holds an MBA from Carnegie Mellon University.
     Alan H. Buckey, age 47, is Executive Vice President/Finance and Chief Financial Officer for LCA-Vision. He came to LCA-Vision from Pease Industries, a manufacturing company based in Fairfield, Ohio, where he served as Vice President, Finance from 1991 to February 2000. Prior to 1991, Mr. Buckey served as Chief Financial Officer of the Hilltop Companies, a contract laboratory research firm, and as a senior manager with Ernst & Young’s Great Lakes Consulting Group. While at Ernst & Young, he served as acting Chief Financial Officer of a start-up laser surgery management company which was the predecessor of LCA-Vision. He joined LCA-Vision in March 2000 as its Vice President, Finance and became Executive Vice President in January 2001. Mr. Buckey is a graduate of Miami University and holds an MBA from the Wharton School, University of Pennsylvania. He is a Certified Public Accountant.
PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION
     The Board of Directors recommends that stockholders consider and vote in favor of a proposal to amend our Restated Certificate of Incorporation to increase the authorized number of our shares of common stock. The primary purpose of this proposal is to enable us to effect potential future stock splits and stock dividends as well as for general corporate purposes described below. The proposed amendment would increase the number of authorized shares of common stock from 27,500,000 shares to 55,000,000 shares.
     The complete text of Article FOURTH, Section 1 of our Restated Certificate of Incorporation, as it is proposed to be amended, is as follows:
1.	Common Stock. The total number of shares of Common Stock which the Corporation is authorized to issue shall be 55,000,000 shares of Common Stock, par value $.001 per share.

     As of April XX, 2006, ___shares were issued and outstanding out of the currently authorized 27,500,000 shares and, after taking into account shares reserved for issuance upon the exercise of stock options and the vesting of restricted stock and performance awards, approximately 1,501,000 shares of common stock were available for issuance, and approximately____________ are held as treasury shares.
     The Board of Directors believes that an increase in the amount of common stock authorized by our Restated Certificate of Incorporation is appropriate for a number of reasons. For example, without approval of the proposed amendment to our Restated Certificate of Incorporation, we would have limited authorized capital stock to declare a stock split in the form of a dividend if the Board should decide such action is appropriate in the future. Generally stock splits are intended to shift the market price range of common stock to a level that will facilitate increased trading activity and will broaden the marketability of common stock.
     Approval of the proposed amendment would allow us to declare a stock split while maintaining a reasonable ratio of issued-to-authorized shares of common stock, thereby maintaining flexibility for us to use capital stock for future business and financial purposes. In addition, we could use authorized but unissued shares of common stock for any purpose permitted under Delaware law, including to raise capital, to provide equity incentives to employees and directors and to enter into strategic transactions that the Board of Directors believes provide the potential for growth and profit. The use of equity incentives to officers and directors other than equity incentives issued under incentive plans previously approved by shareholders requires additional shareholder approval. Authorized but unissued shares of common stock may be used to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company, although we have no present intention to issue shares for such purpose. The proposed amendment has been prompted by business and financial considerations and we are not aware of any threat of takeover or change in control.
     Under the proposed amendment, each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock.
     The proposed amendment to increase the authorized number of shares of common stock does not change the number of shares of preferred stock that the Corporation is authorized to issue.
     If the proposed amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. However, if stockholders approve the proposed amendment, the Board of Directors retains the discretion under Delaware law to abandon and not implement the proposed amendment and the number of authorized shares would accordingly remain at current levels.
Required Vote
     The affirmative vote of the holders of a majority of the shares of Common Stock of the Company outstanding on April XX, 2006 is required to amend the certificate of incorporation. Unless marked to the contrary, proxies received will be voted for the amendment to the Company’s certificate of incorporation.
     The Board of Directors of the Company recommends a vote FOR adoption of the amendment to our Restated Certificate of Incorporation.

PROPOSAL TO ADOPT 2006 STOCK INCENTIVE PLAN
     The Company’s Board of Directors adopted the LCA-Vision Inc. 2006 Stock Incentive Plan (the “2006 Plan” or the “Plan”) on February 21, 2006. The Board is requesting stockholder approval of the Plan at the Annual Meeting.
     The Company currently has three stock incentive plans: the 1995 Long-Term Stock Incentive Plan, the 1998 Long-Term Stock Incentive Plan and the 2001 Long-term Stock Incentive Plan (the “prior plans”). An aggregate of 3,750,000 shares are authorized for issuance under these plans, of which approximately 437,112 are currently available for new grants. However, if the 2006 Plan is approved by stockholders, the Company intends to freeze the prior plans and to grant all future awards from the 2006 Plan.
     In deciding to adopt the 2006 Plan, the Board considered that, effective January 1, 2006, the accounting rules no longer provide more favorable treatment for stock options than for other types of stock-based awards and, in the future, other types of awards may be preferable because, for example, they result in less dilution or can be tied to performance criteria other than stock price appreciation. Although the prior plans do permit the grant of unspecified types of stock awards other than options to employees, only options may be granted to non-employee directors and the amounts of those grants are dictated by formula, thus restricting the Company’s ability to design director compensation. See “Summary of the Plan — Plan Benefits.” Further, recent legislation amended the Internal Revenue Code (the “Code”), adding new Section 409A, to impose strict requirements for the deferral of compensation, including compensation deemed deferred via certain types of stock awards. As a result, significant revisions to the prior plans would be necessary to comply with Code Section 409A. The 2006 Plan both provides for several specific forms of awards in addition to stock options and addresses known Section 409A requirements for those awards.
     The Board of Directors believes that the 2006 Plan will provide flexibility for the design of stock-based incentive compensation in the coming years and recommends that stockholders vote “FOR” approval of the Plan. A summary of the Plan is given below. The full text of the Plan is set forth in Exhibit A to this Proxy Statement and should be consulted for additional information.
Summary of the Plan
     Purpose. The purpose of the 2006 Plan is to promote the long-term growth and success of the Company by enabling it to compete successfully in attracting and retaining employees and directors of outstanding ability, stimulating the efforts of these persons to achieve the Company’s objectives and encouraging the identification of their interests with those of the Company’s stockholders.
     Shares Available. Subject to adjustment for changes in capitalization, the maximum number of shares of the Company’s common stock that may be issued under the 2006 Plan is 1,750,000, the full amount of which may be issued in the form of Incentive Stock Options. Any shares unissued or undelivered pursuant to awards that expire, terminate or are forfeited may be re-used for future grants under the Plan. However, shares tendered to the Company or applied in payment of an option’s exercise price or to satisfy required withholding taxes relating to a Plan award will not be added back to the number of shares available for future grants under the Plan.
     As previously indicated, the Company intends to freeze the prior plans if the 2006 Plan is approved by stockholders. Neither unused shares nor shares that return to those plans as a result of expired or forfeited awards will be carried over to the 2006 Plan. This action will not affect outstanding awards under the prior plans, however; those awards will continue in accordance with their terms.

     If stockholders approve the 2006 Plan, the Company intends to promptly file a registration statement on Form S-8 with the SEC to register the shares of the Plan under the Securities Act of 1933, as amended.
     Maximum Awards Per Individual. The 2006 Plan provides that the total number of shares of common stock covered by equity incentives granted to any one individual may not exceed 37,500 during any fiscal year, except that this limit is 375,000 in the case of an inducement award made to a new employee.
     Administration. The 2006 Plan must be administered by a committee (the “Committee”) of two or more directors, each of whom is a “non-employee” director under Securities and Exchange Commission Rule 16b-3, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of the Nasdaq Stock Market. The Plan will be administered by the Board’s Compensation Committee, all of the members of which satisfy these criteria. Any function of the Committee, other than a function necessary to preserve the status of an award as performance-based compensation under Section 162(m) of the Code, may be performed by the full Board of Directors. The Committee may delegate any of its functions to one or more officers of the Company except that only the Committee may grant awards to officers and directors of the Company and make decisions with respect to those awards.
     Eligibility. Employees of the Company and its subsidiaries and non-employee directors of the Company are eligible to be selected to participate in the Plan. Participation is based on selection by the Committee, and there is no limit to the number of participants in the Plan. There currently are about ___participants in the prior plans, and the Company expects that, initially, there will be approximately the same number of participants in the 2006 Plan.
     Duration of the Plan. The 2006 Plan will terminate 10 years from the date on which it is adopted by the Company’s stockholders.
     Types of Awards. The Plan provides for the grant of the following types of awards: (1) stock options, including incentive stock options and nonqualified stock options; (2) Stock Appreciation Rights (SARs); (3) stock awards, including awards of restricted stock, restricted stock units and unrestricted stock; and (4) performance awards. Awards may be granted singly or in combination, as determined by the Committee. Except to the extent provided by law, awards generally are non-transferable. However, the Committee may in its discretion permit a participant to transfer an award (other than an incentive stock option) to a member of his or her immediate family for no consideration.
     Stock Options. An option to purchase shares of the Company’s common stock permits the holder to purchase a fixed number of shares at a fixed price. At the time a stock option is granted, the Committee determines the number of shares subject to the option, the term of the option, the time or times at which the option will become exercisable, the price per share of common stock that a participant must pay to exercise the option and any other terms and conditions of the option. No option may be granted with an exercise price per share that is less than 100% of the fair market value of the Company’s common stock on the date of grant or with a term longer than 10 years from the date of grant. Incentive stock options may be granted only to employees of the Company and its subsidiaries and must otherwise comply with the requirements of Section 422 of the Code. An incentive stock option granted to any person who owns more than 10% of the Company’s common stock (determined after the application of certain stock attribution rules) must have an exercise price at least equal to 110% of the fair market value of a share on the date of grant and may have a term no longer than 5 years from the date of grant.
     For purposes of the Plan, fair market value means the closing price of a share of common stock on the Nasdaq National Market. On _______, the fair market value of a share of common stock was $ _______.

     The exercise price of a stock option may be paid by a participant in cash or, in whole or part, in shares of the Company’s common stock that have been owned by the participant for at least six months. If payment is made with already owned shares, the shares will be valued at their fair market value on the date they are tendered. Subject to restrictions of applicable law, a participant also may elect to pay an option’s exercise price by authorizing a broker to sell all or a portion of the shares to be issued upon exercise and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding amounts.
     Stock Appreciation Rights. A SAR is a right to receive payment equal to the excess of (1) the fair market value of a share of common stock on the date of exercise of the SAR over (2) the price per share of common stock established in connection with the grant of the SAR (the “reference price”). The reference price must be at least 100% of the common stock’s fair market value on the date the SAR is granted. A SAR will become exercisable and will terminate as provided by the Committee, but no SAR may have a term longer than 10 years from its date of grant. Payment of a SAR must be made in shares of the Company’s common stock, cash or a combination of both, valued at their fair market value on the date of exercise.
     Stock Awards. Stock awards are grants of shares of common stock which may be restricted (i.e., subject to a holding period restriction, service-based vesting restriction or other conditions) or unrestricted. The Committee will determine the amounts, terms and conditions of the awards, including the price to be paid, if any, for restricted stock awards and any contingencies related to the attainment of specified performance goals or continued employment or service. Unless otherwise determined by the Committee at the time of grant, participants receiving restricted stock awards will be entitled to dividend and voting rights in respect of the shares.
     The Committee also may grant awards of restricted stock units, which are hypothetical units maintained on the Company’s books representing shares of common stock, and may provide dividend equivalent rights in respect of those units.
     Performance Awards. Performance awards are the right to receive cash, shares of common stock or both, at the end of a specified performance period, subject to satisfaction of the performance criteria and any vesting conditions established for the award. Unless otherwise provided by the Committee when the award is granted, a performance award payable in shares of common stock will not include dividend rights until vested and the participant will have no voting rights in respect of the shares.
     Performance-Based Compensation. Under Section 162(m) of the Code, an income tax deduction generally is not available for annual compensation in excess of $1 million paid to the chief executive officer and any of the other four most highly compensated officers of a public corporation unless the compensation is performance-based. Stock options and SARs are performance-based if their exercise or reference prices are at least equal to 100% of the common stock’s fair market value at the time of grant. To be performance-based, other awards under the Plan must be conditioned on the achievement of one or more objective performance measures, to the extent required by Section 162(m). The 2006 Plan provides that the performance measures that may be used by the Committee for these awards must be based on any one or more of the following criteria, as selected by the Committee and applied to the Company as a whole or to individual units, and measured either absolutely or relative to a designated group of comparable companies: (i) earnings before interest, taxes, depreciation and amortization; (ii) appreciation in the fair market value, book value or other measure of value of the common stock; (iii) cash flow; (iv) earnings (including earnings per share); (v) return on equity; (vi) return on investment; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) revenue; (xi) income (including net income and pre-tax income); (xii) operating income (including net operating income); (xiii) operating profit (including net operating profit); (xiv) operating margin; (xv) return on operating revenue; and (xvi) market share.

     Other Terms of Awards. Awards under the 2006 Plan may be forfeited or vested early in certain circumstances. An outstanding award will be forfeited upon a participant’s termination of employment or service for “cause” (as defined in the Plan) or if, following termination for any other reason, the participant engages in any act which would have warranted termination for cause. Unless the Committee determines otherwise, and except as set forth under “Change of Control, Merger or Sale” below, if an employee’s employment or a director’s service on the Board terminates for any reason other than cause, (1) awards that are not vested on the date of termination will be forfeited and (2) options and SARs that are vested on the date of termination will be forfeited if not exercised within three months after the date of termination (or the expiration date of the award, if sooner). The Plan extends the three-month exercise period for vested stock options and SARs to one year if employment or service terminates due to death, disability or retirement.
     Notwithstanding the provisions described above, upon termination of a participant’s employment or service for any reason other than cause, the Committee has discretion to accelerate the vesting of any or all of the participant’s awards and to free them from any restrictions or conditions.
     The 2006 Plan also gives the Company the right to recapture any gain realized by a participant from an award if, within a year after the award is exercised or paid or restricted stock vests, the Committee determines that the Company has been materially harmed by the participant.
     The Committee may establish other terms, conditions and/or limitations on awards, so long as they are not inconsistent with the Plan.
     Change of Control, Merger or Sale. The 2006 Plan provides that, if within three months after a Change of Control either (a) an employee’s employment is terminated by the Company or a subsidiary for any reason other than cause, or (b) a director’s service on the Board terminates for any reason other than death, disability, retirement or cause, all awards held by the participant on the date of termination will vest in full, regardless of any unsatisfied performance criteria. In that case, all stock options and SARs will be exercisable for one year or until expiration of their original terms, if earlier; all shares of restricted stock must be delivered immediately; and all restricted stock units and performance awards must be paid in full within 30 days.
     A Change of Control occurs when (1) a person or group (other than the Company, a benefit plan maintained by the Company or an underwriter temporarily holding securities) acquires beneficial ownership of 20% or more of the voting power of the Company’s voting securities without the prior approval of at least a majority of the Company’s directors; (2) during any two-year period, the members of the Company’s Board of Directors at the beginning of the period (together with those directors elected to the Board with the approval of at least a majority of the initial or similarly elected directors) no longer constitute at least a majority of the Board; or (3) immediately after any merger or consolidation of the Company, or sale of all or substantially all of its assets, in which outstanding awards are assumed by the surviving or acquiring entity, the voting securities of the Company that were outstanding immediately before the transaction represent less than 50% of the voting power of the surviving or acquiring entity.
     If a merger, consolidation or sale of all or substantially all of the Company’s assets is proposed and provision is not made for the surviving entity to assume outstanding stock awards, or in the event of a proposal to dissolve or liquidate the Company, all awards (including awards containing unsatisfied performance criteria) will become 100% vested. Holders of stock options and SARs will be provided the opportunity to exercise their awards conditioned on the transaction actually occurring and will be allowed to defer payment of the exercise price until after the closing of the transaction. Stock options and SARs not exercised prior to completion of the transaction will terminate. If the transaction is not completed, the conditional exercises and the accelerated vesting of awards will be annulled and the awards will return to their prior status.

     Termination and Amendment. The Board may terminate or amend the 2006 Plan at any time but, unless required by law or integrally related to a requirement of law (such as new Code Section 409A), may not impair the rights of a participant with respect to previously granted awards without the participant’s consent. In addition, no amendment may be made without stockholder approval if that approval is required under the provisions of the Code, the securities laws or the listing criteria of the Nasdaq Stock Market.
     Federal Tax Treatment. Under current U.S. federal tax law, the following federal income tax consequences generally will apply to awards under the 2006 Plan.
     Nonqualified Stock Options. A participant who is granted a nonqualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction in the amount and at the time that the participant is taxed.
     Incentive Stock Options. An employee who is granted an incentive stock option does not realize any taxable income at the time of the grant or exercise of the option. Similarly, the Company is not entitled to any tax deduction at the time of the grant or exercise of the option. If the employee makes no disposition of the shares acquired in connection with the exercise of an incentive stock option before the later of (a) two years after the date of grant or (b) one year after the date of exercise of the option, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. On the other hand, if the employee disposes of the shares before the lapse of either required holding period, then the employee will have taxable income in the year of disposition of the shares equal to the lesser of (1) the excess of the market value of the shares on the date of exercise over the exercise price or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.
     Stock Appreciation Rights. The grant of an SAR will produce no federal tax consequences for the participant or the Company. The exercise of an SAR will result in taxable income to the participant equal to the difference between the reference price of the shares and the market price of the shares on the date of exercise, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the participant is taxed.
     Performance Awards. A participant who is granted a performance award will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed on the market value of the shares awarded at the time of grant. A participant will realize ordinary income when the award is paid equal to the amount of cash paid or the value of shares delivered, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the participant is taxed.
     Restricted Stock. A participant who is granted an award of restricted shares of common stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at that time over the amount, if any, paid for the shares and the Company will be entitled to a corresponding tax deduction.

     Unrestricted Stock. The grant of an award of unrestricted common stock will have immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the common stock awarded less any amount paid for the shares, and the Company will receive a corresponding tax deduction.
     Withholding. When an award becomes taxable to an employee, the employee must make such arrangements with the Company with respect to required withholding taxes as the Committee may determine.
     Plan Benefits. No awards have been granted under the 2006 Plan. The Committee has not yet determined the types and amounts of awards that will be granted or the persons to whom they will be granted.
     The Company’s non-employee directors traditionally have received “formula” stock option awards from the prior plans. Currently (as adjusted for the 3-for-2 stock split in December 2004), a new non-employee director receives an option for 28,125 shares of common stock at the time of election or appointment, and each non-employee director receives an option for 4,688 shares on the date of each Annual Meeting (with the annual grant to any director who has not served a full year being pro-rated for the portion of the year served). Assuming stockholder approval, future awards to directors will be made from the 2006 Plan. However, in contrast to the prior plans, the 2006 Plan does not mandate any specific type or amount of awards, thus permitting director compensation to be structured and, if appropriate, restructured over time so as to best fulfill the purposes of the Plan. The Committee has not yet determined the types and amounts of awards that will be granted to non-employee directors, and it is not expected that the total of equity compensation paid to directors will differ materially from that granted in the past.
     The Company has no set time of year for granting awards to employees. No equity incentives were awarded to the executive officers in 2005. For information concerning grants made in 2006, see “Compensation Committee Report on Executive Compensation.”
Required Vote
     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy, and entitled to vote, at the Annual Meeting is required to approve the 2006 Stock Incentive Plan.
     The Board of Directors of the Company recommends a vote FOR approval of the 2006 Stock Incentive Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
     The Board of Directors desires to obtain from the stockholders an indication of their approval or disapproval of the Board’s action in appointing Ernst & Young LLP, independent registered public accountants to audit the Company’s financial statements for the year 2006. Ernst & Young has served as independent auditors of the Company since 2001.
     In the event the resolution is defeated, the adverse vote will be considered a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the year 2006 will be permitted to stand unless the Board finds other good reasons for making a change. Representatives of Ernst & Young will be in attendance at the meeting, with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.
     Information on fees billed by Ernst & Young for services during 2005 is provided below.
     Audit Fees. For professional services rendered for the audit of the Company’s fiscal year 2005 and 2004 financial statements and the review of the consolidated financial statements included in the Company’s fiscal year 2005 and 2004 Forms 10-Q, Ernst & Young billed the Company a total of approximately $327,000 and $345,800 respectively. Audit services provided by Ernst & Young include an audit of the Company’s captive insurance company.
     Tax Fees. The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance were approximately $5,600 for 2005 and $91,300 for 2004.
     All Other Fees. Ernst & Young did not perform any services for the Company in 2005 or 2004 other than the audit and tax services described above.
     The Company’s Audit Committee approved the fees charged by Ernst & Young.
Required Vote
     The affirmative vote of the holders of a majority of the shares of Common Stock of the Company represented, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young.
     The Board of Directors of the Company recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

EXECUTIVE COMPENSATION
Summary
     The following table summarizes, for the fiscal years indicated, the annual compensation of our then Chief Executive Officer, and of each of our other executive officers for services rendered to the Company in all capacities (the “named executives”). Stephen N. Joffe stepped down as Chief Executive Officer effective March 1, 2006 and Craig P. R. Joffe was appointed Interim Chief Executive Officer the same date.
Summary Compensation Table

					Long-Term
					Compensation
					Awards
					Securities
			Annual Compensation		Underlying	All Other
					Options
Name and Principal Position	Year		Salary	Bonus ($)	(# Shares)	Compensation
Stephen N. Joffe	2005		$600,000	$480,000	—	$14,488 (1)
Chairman and Chief Executive Officer	2004		325,000	200,000	—	61,249
	2003		300,000	—	—	38,709

Craig P. R. Joffe	2005		$200,000	$120,000	—
Chief Operating Officer,	2004		185,000	100,000	75,000	—
General Counsel and Secretary	2003	(2)	144,000	50,000	60,000

Kevin M. Hassey	2005		$230,000	$138,000	—
President	2004		207,500	107,500	90,000
	2003	(2)	90,256	50,000	172,500	—

Alan H. Buckey	2005		$205,000	$123,000	—	—
Executive Vice President/Finance,	2004		182,500	102,500	90,000	—
Chief Financial Officer	2003		175,000	100,000	45,000	—

(1)	Represents $11,628 in funding for a life insurance trust and $2,860 in life insurance and long-term disability premiums.

(2)	Partial year salary. Mr. Hassey commenced his employment with the Company in July 2003. Mr. Joffe commenced his employment with the Company in March 2003.
Stock Options
     No stock options were granted to the named executives during the year ended December 31, 2005.

     The following table sets forth information regarding unexercised options held by the named executives as of December 31, 2005.
     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
			Options at December 31, 2005		December 31, 2005 ($) (1)
	Shares
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Stephen N. Joffe	—	—	—	—	—	—
Craig P. R. Joffe	—	—	55,000	80,001	2,118,025	2,675,785
Kevin M. Hassey	127,500	4,540,800	18,000	117,000	587,115	4,007,235
Alan H. Buckey	112,350	3,527,248	25,501	87,150	818,220	2,798,154

(1)    The value of unexercised in-the-money options is calculated as the excess of fair market value of the shares over the exercise price as of
         December 31, 2005. The fair market value at December 31, 2005 was assumed to be the closing price of $47.38.
Director Compensation
     Our non-employee directors are paid cash fees of $5,000 per calendar quarter plus reimbursement of related out-of-pocket expenses. In addition, they receive stock option grants under our 1998 Long-Term Stock Incentive Plan or 2001 Long-Term Stock Incentive Plan. Under this plan, a non-employee director receives a grant of options to purchase 28,125 shares of common stock upon his or her election or appointment to the Board and is entitled thereafter to an annual grant of options to purchase 4,688 shares. The non-employee directors do not receive any perquisites.
     No determination has been made as to the exact amount of equity compensation that will be paid to directors under the 2006 Plan. It is possible that a portion of the annual fees may be paid in shares of restricted stock or that performance awards will be issued instead of options. It is not expected that the total of equity compensation paid to directors will differ materially from that granted in the past.
     Directors who are employees receive no additional compensation for serving on the Board or its committees. In 2005, we provided the following annual compensation to directors who are not employees.

	Fees	Options	Exercise
Name	Earned	Granted	Price
William Bahl	$15,000	28,125	$30.59
		732	38.69
Thomas Cody	15,000	28,125	30.59
		732	38.69
John Gutfreund	20,000	4,688	38.69
John Hassan	20,000	4,688	38.69
E. Anthony Woods	20,000	4,688	38.69

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee of the Board of Directors of the Company has furnished the following report on executive compensation:
Overview and Philosophy
     The Compensation Committee consists of five independent, non-employee directors of the Company. No member of the Committee has any interlocking relationship with the Company, as defined in applicable rules and regulations of the Securities and Exchange Commission. The Committee is responsible for developing and recommending the Company’s executive compensation principles, policies and programs to the Board of Directors. In addition, the Compensation Committee recommends to the Board of Directors on an annual basis the compensation to be paid to the Chief Executive Officer and, with advice from the Chief Executive Officer, determines the amount paid to each of the other executive officers of the Company, including the named executives.
     The Company’s compensation programs are designed to provide its executive officers with market-competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Committee or the Board. The objectives of the Company’s executive compensation program as developed by the Compensation Committee are to:
•	Provide a direct link between executive officer compensation and the interests of the Company’s stockholders by making a significant portion of executive officer compensation dependent upon the financial performance of the Company.

•	Support the achievement of the Company’s annual and long-term goals and objectives as determined annually by the Committee or the Board.

•	Establish base salaries targeted at a range between 80% to 120% of median level for comparable positions with incentive opportunities designed to pay total compensation above average for outstanding Company performance.

•	Provide opportunities for equity ownership based on competitive levels, corporate/segment performance, share price performance and share dilution considerations.

•	Provide compensation plans and arrangements that encourage the retention of better-performing executives.
     The compensation of executive officers of the Company includes (i) base salary, (ii) annual incentive cash bonuses, and (iii) long-term equity incentive compensation. Cash bonuses and long-term equity incentives (collectively, “Incentive Compensation”) represent a significant portion of an executive officer’s potential annual compensation. In general, the proportion of an executive officer’s compensation that is Incentive Compensation increases with the level of responsibility of the officer. Executive officers also receive various benefits generally available to all employees of the Company, such as a 401(k) plan and medical plans.
     The Compensation Committee seeks to set total compensation for the Company’s top executive officers at levels that are competitive with that paid to executives with similar levels of responsibilities at similarly sized corporations that are deemed comparable to the Company. For 2006 and future years, the Compensation Committee’s goal is to provide total compensation, assuming maximum performance targets for Incentive Compensation are met, that approaches the 75th percentile of total compensation at such comparable companies.

Base Salaries
     The Compensation Committee seeks to set base salaries for the Company’s executive officers at levels that are competitive with median levels for executives with similar roles and responsibilities at similar-sized companies. The Committee has established a target range of 80% to 120% of median level. In setting annual salaries for individuals, the Compensation Committee first considers the compensation paid for similar positions at similar-sized companies and the executive’s experience, level and scope of responsibility as a benchmark forecast. It then considers individual performance of the executive measured against expectations in developing its salary increase recommendations. The base salaries of the Company’s top three executive officers, Craig P. R. Joffe, Kevin M. Hassey and Alan H. Buckey, have been set at $300,000, $270,000 and $270,000, respectively, for 2006.
Annual Incentive Bonuses
     Prior to 2005, the Compensation Committee chose not to adopt a formulaic approach to performance-based compensation. Instead, the Committee exercised its judgment on a case-by-case basis, considering all aspects of each executive’s efforts and contribution and the recommendations of the Company’s Chairman and Chief Executive Officer. In February 2005, the Committee recommended that the Board of Directors adopt the Company’s Executive Cash Bonus Plan establishing more structured criteria for the payment of annual bonuses to the Company’s named executive officers and such other additional employees as may be selected by the Compensation Committee from time to time. The Plan applied first to bonuses paid in respect of 2005. Bonus amounts are calculated as a percent of base salary at the end of the year based upon the extent to which threshold, target and maximum performance goals set annually by the Committee are achieved. The current performance measure is pre-tax income. The Committee may select one or more additional or different objective performance measures in the future.
     Bonuses for achieving the threshold, target and maximum performance for 2005 were 40%, 60% and 80% of base salary, respectively, for the Company’s Chairman of the Board and Chief Executive Officer and 20%, 40% and 60% of base salary, respectively, for other participants, with linear interpolation between those percentages unless another method of interpolation is set by the Committee. For 2006, the Executive Cash Bonus Plan has been amended to provide bonuses equal to 20%, 40% and 60% for all participants.
Long-Term Equity Incentive Grants
     The Company’s stock incentive plans authorize the Compensation Committee to award stock options and restricted stock to executive officers and other key employees. Stock incentive grants are designed to align the long-term interests of the Company’s key employees with those of its stockholders by directly linking compensation to stockholder interest, as well as enabling key employees to develop and maintain significant long-term equity ownership positions. In the past, grants were made in the form of stock options. Effective January 1, 2006, the accounting rules no longer provide more favorable treatment for stock options than for other types of stock-based awards and, in the future, other types of awards may be preferable because, for example, they result in less dilution or can be tied to performance criteria other than stock price appreciation. The Board is seeking stockholder approval of a new 2006 Stock Incentive Plan. See “PROPOSAL TO ADOPT 2006 STOCK INCENTIVE PLAN.” The 2006 Plan both provides for several specific forms of awards in addition to stock options, and it is possible that future incentive grants will be made in forms other than options, including but not limited to restricted stock grants.
     The number of stock incentives granted to an executive officer is a function of the executive’s level of responsibility. Variance from these numbers is based upon the Compensation Committee’s reasoned expectation of the executive’s future contribution to the Company. The Compensation Committee generally granted options during each fiscal year at an exercise price equal to the fair market value of the Company’s common stock on the date of grant. No long-term equity incentive grants were made to the Company’s executive officers during 2005.
     On March 2, 2006, long-term equity incentive grants in the form of Performance Share Bonuses were made to each of the Company’s three top executive officers, Craig P. R. Joffe, Kevin M. Hassey and Alan H. Buckey. The number of shares to be granted as a Performance Share Bonus for 2006 will depend upon achievement of threshold, target and maximum performance goals for the year. The performance measure is pre-tax income. The number of shares granted to each executive officer will be 4,000 for the threshold, 8,000 for the target and 12,000 for the maximum performance goals. Bonuses will be calculated by linear interpolation between the threshold and target goals, or the target and maximum goals, as the case may be, with no bonus payable if the threshold goal is not reached and with the maximum number of 12,000 Performance Shares payable if the maximum goal is reached. The Performance Shares will be earned if the goals set forth above are reached; however, the shares may not be sold by the holder prior to March 2, 2009 and will be forfeited if the holder leaves the employ of the Company at any time before that date (other than by reason of death or disability, in which case the risk of forfeiture will cease at such time).
Basis for Chief Executive Compensation
     For 2005, Stephen N. Joffe, the Company’s then Chief Executive Officer, received a base salary of $600,000 and a bonus of $480,000, as determined in accordance with the Executive Cash Bonus Plan.
     Stephen N. Joffe stepped down as Chief Executive Officer as of March 1, 2006. Mr. Joffe received an annual salary of $600,000, payable according to normal Company procedures, for his services until March 15, 2006. Mr. Joffe also received an immediate one-time payment of $1,000,000 for his services to the Company for 2006. Mr. Joffe was not eligible for any cash bonus, options, restricted stock or other payments except as described above.
     Effective as of March 1, 2006, Craig P. R. Joffe was appointed Interim Chief Executive Officer. Mr. Craig P. R. Joffe’s compensation for 2006 has been set on the basis described above for the Company’s three top executive officers, except that on March 2, 2006 he was awarded a time based Restricted Share Award of 2,000 shares that will vest in one-third increments over the next three years.
Tax Deductibility of Executive Compensation
     Section 162(m) of the Internal Revenue Code prohibits the Company from taking an income tax deduction for any compensation paid to an executive officer in excess of $1,000,000 per year unless the compensation qualifies as performance-based pay.
     Compensation received from the exercise of stock options and Performance Share Bonuses awarded under the Company’s stock incentive plans qualifies as performance-based compensation and is fully deductible by the Company. The Company’s Executive Cash Bonus Plan does not meet all of the requirements for deductibility and a portion of the compensation paid to the Company’s Chief Executive Officer for 2006 exceeds the limit for deduction.

     The Committee believes the Executive Cash Bonus Plan is an effective means of delivering performance-based pay. The Committee will study the future consequences of compliance with Section 162(m).

William F. Bahl (Chair)
Thomas G. Cody
John H. Gutfreund
John C. Hassan
E. Anthony Woods

PERFORMANCE GRAPH
     The following graph and table summarize the cumulative return on $100 invested in our common stock since December 29, 2000, compared to the S&P 500 Stock Index and the NASDAQ Health Services Stocks Index and assumes reinvestment of all dividends. The data for this comparison was prepared by the Center for Research in Security Prices at the University of Chicago.
Comparison of Five-Year Cumulative Total Return
Legend

			12/29/00	12/31/01	12/31/02	12/31/03	12/31/04	12/30/05
.......	■	LCA-Vision	100.00	82.8	53.6	498.1	830.3	1701.7
___	♦	S&P 500 Stocks	100.00	88.1	68.6	88.3	97.9	102.7
___	▲	Nasdaq Health Services Stocks (SIC 80)	100.00	108.1	93.1	142.4	179.5	246.8

Notes:

A.	The lines represent monthly levels derived from compounded daily returns that include all dividends.

B.	The indexes are re-weighted daily using the market capitalization on the previous trading day.

C.	If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.

D.	The index level for all series was set to $100.00 on 12/29/2000.

SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table and notes set forth certain information with respect to the beneficial ownership of our common stock, the Company’s only voting security, as of April XX, 2006, by (1) each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock, (2) each of our directors and named executive officers, and (3) all continuing directors and executive officers as a group.
     SEC rules provide that shares of common stock which an individual or group has a right to acquire within 60 days of April XX, 2006 are deemed to be outstanding for purposes of computing the percentage ownership of that individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown on the table.

	Amount and
Name and Address of Beneficial	Nature of
Owner	Ownership (1)		Percent of Class

Barclays Global Investors, NA
45 Fremont Street, 17th Floor
San Francisco, CA 94105	2,881,742	(2)	13.8%

Lord Abbett & Co., LLC
90 Hudson Street, 11th Floor
Jersey City, NJ 07302	1,443,038	(3)	6.9%

Craig P.R. Joffe	420,714	(4)	2.0%

William F. Bahl	26,429	(5)	*

Thomas G. Cody	14,429	(6)	*

John H. Gutfreund	9,688	(7)	*

John C. Hassan	24,001	(8)	*

E. Anthony Woods	43,369	(9)	*

Kevin M. Hassey	18,000	(10)	*

Alan H. Buckey	89,299	(11)	*

All continuing directors and executive officers as a group (8 persons)	645,929	(12)	3.1%

Less than 1%

(1)	The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in other footnotes to this table.

(2)	This information is based on a Schedule 13G filed with the SEC on December 31, 2005. The filer, an investment adviser, reports having sole voting and dispositive powers over all shares held.

(3)	This information is based on a Schedule 13G filed with the SEC on February 14, 2006. The filer, an investment adviser, reports having sole voting and dispositive powers over all shares held.

(4)	Includes for Mr. Craig Joffe 353,214 shares owned of record and 67,500 shares issuable upon the exercise of certain unexercised stock options.

(5)	Includes for Mr. Bahl 10,000 shares owned in a trust, 2,000 shares owned by a trust for Mr. Bahl’s children and 14,429 shares issuable upon the exercise of certain unexercised stock options.

(6)	Includes for Mr. Cody 14,429 shares issuable upon the exercise of certain unexercised stock options.

(7)	Includes for Mr. Gutfreund 5,000 shares owned of record and 4,688 shares issuable upon the exercise of certain unexercised stock options.

(8)	Includes for Mr. Hassan 16,969 shares owned of record and 7,032 shares issuable upon the exercise of certain unexercised stock options.

(9)	Includes for Mr. Woods 12,000 shares owned of record and 31,369 shares issuable upon the exercise of certain unexercised stock options.

(10)	Includes for Mr. Hassey 18,000 shares issuable upon the exercise of certain unexercised stock options.

(11)	Includes for Mr. Buckey 54,850 shares owned of record, 8,948 shares owned by his spouse and minor children, and 25,501 shares issuable upon the exercise of certain unexercised stock options.

(12)	Consists of 462,981 shares owned of record directly or indirectly by such persons and 182,948 shares issuable upon the exercise of stock options held directly or indirectly by such persons.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of security ownership and changes in that ownership with the SEC. Officers, directors and greater than ten-percent beneficial owners also are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of copies of these forms, the Company believes that all Section 16(a) filing requirements were complied with on a timely basis during and for 2005.
STOCKHOLDER COMMUNICATIONS
     The Board of Directors has established a process for stockholders to communicate with members of the Board. A stockholder should direct his or her communication in writing to the attention of the Company’s General Counsel at the address shown on the cover of this Proxy Statement. The General Counsel will forward the communication to the members of the Board of Directors unless he determines that the communication is frivolous or has not been made by the stockholder in good faith.
2007 ANNUAL MEETING OF STOCKHOLDERS
     In order for any stockholder proposal to be eligible for inclusion in our Proxy Statement and on our proxy card for the 2006 Annual Meeting of Stockholders, it must be received by the Company’s Secretary at the address shown on the cover of this Proxy Statement prior to the close of business on December ___, 2006. The proxy card we distribute for the 2007 Annual Meeting may include discretionary authority to vote on any matter that is presented to stockholders at that meeting (other than by management) if we do not receive notice of the matter at the above address prior to the close of business on February ___, 2007.
OTHER MATTERS
     We do not know of any other business to be presented at the Annual Meeting and do not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, we intend that the persons named in the accompanying proxy will vote on those matters according to their best judgment in the interests of LCA-Vision.
A copy of the Company’s annual report on Form 10-K accompanies this Proxy Statement. You may obtain without charge the exhibits to the Form 10-K by writing to the Secretary of the Company at the Company’s address shown on the cover page of this Proxy Statement. The exhibits also are available on the website of the Securities and Exchange Commission at www.sec.gov and, with the Form 10-K, on the Company’s websites at www.lasikplus.com and www.lca-vision.com.

By Order of the Board of Directors Craig P. R. Joffe Interim Chief Executive Officer, Chief Operating Officer, General Counsel & Secretary

EXHIBIT A
LCA-Vision Inc.
2006 Stock Incentive Plan

LCA-Vision Inc.
2006 Stock Incentive Plan
T A B L E   O F   C O N T E N T S

I.	PURPOSE		1

II.	DEFINITIONS		1

III.	ADMINISTRATION		6

	3.1	The Committee	6
	3.2	Powers of the Committee	6
	3.3	Guidelines	7
	3.4	Delegation of Authority	7
	3.5	Decisions Final	7
	3.6	Award Agreements	7

IV.	SHARES SUBJECT TO PLAN		7

	4.1	Shares Available for Issuance of Awards	7
	4.2	Maximum Awards Per Participant	7
	4.3	Re-Use of Shares	8
	4.4	Adjustment Provisions	8

V.	EFFECTIVE DATE AND DURATION OF PLAN		8

	5.1	Effective Date	8
	5.2	Duration of Plan	9

VI.	STOCK OPTIONS		9

	6.1	Grants	9
	6.2	Terms of Options	9
	6.3	Incentive Stock Options	10

VII.	STOCK APPRECIATION RIGHTS		11

	7.1	Stock Appreciation Rights	11
	7.2	Terms and Conditions of Stock Appreciation Rights	11

i

VIII.	RESTRICTED AND UNRESTRICTED STOCK AWARDS		11

	8.1	Grants of Restricted Stock Awards	11
	8.2	Terms and Conditions of Restricted Stock Awards	12
	8.3	Unrestricted Stock Awards	12

IX.	PERFORMANCE AWARDS		13

	9.1	Performance Awards	13
	9.2	Terms and Conditions of Performance Awards	13

X.	TERMINATION OF AWARDS		14

	10.1	Termination of Awards to Employees and Directors	14

XI.	CHANGE OF CONTROL; MERGER, CONSOLIDATION, ETC.		15

	11.1	Separation from Service After Change of Control	15
	11.2	Merger, Consolidation, Etc.	15
	11.3	Applicability of Section XI	15

XII.	TERMINATION OR AMENDMENT OF THIS PLAN		16

	12.1	Termination or Amendment	16

XIII.	GENERAL PROVISIONS		16

	13.1	No Right to Continued Employment	16
	13.2	Non-Transferability of Awards	16
	13.3	Benefits May Not Be Assigned	17
	13.4	Right of Recapture	17
	13.5	Other Plans	17
	13.6	Unfunded Plan	17
	13.7	Withholding of Taxes	17
	13.8	Governing Law	18
	13.9	Liability	18
	13.10	Successors	18
	13.11	Transactions Involving Common Stock	18
	13.12	Exemption from, or Compliance with, Section 409A	18

ii

LCA-Vision Inc.
2006 Stock Incentive Plan
SECTION I
PURPOSE
     The purpose of this 2006 Stock Incentive Plan (the “Plan”) is to promote the long-term growth and financial success of LCA-Vision Inc. (the “Company”) and its subsidiaries by enabling the Company to compete successfully in attracting and retaining employees and directors of outstanding ability, stimulating the efforts of those persons to achieve the Company’s long-range performance goals and objectives, and encouraging the identification of their interests with those of the Company’s stockholders.
SECTION II
DEFINITIONS
     For purposes of this Plan, the following terms shall have the following meanings:
     2.1 “Award” means any form of Stock Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award or Performance Award granted under this Plan.
     2.2 “Award Agreement” means a written agreement setting forth the terms of an Award.
     2.3 “Award Period” or “Term” means the period beginning on a Grant Date and ending on the expiration date of such Award.
     2.4 “Board” means the Board of Directors of the Company.
     2.5 “Cause” means, unless otherwise defined in an Award Agreement, a Participant’s engaging in any of the following acts:
     (i) any type of willful misconduct in respect of, or disloyalty to, the Company or a Subsidiary, including, without limitation, fraud, embezzlement, theft, or dishonesty in the course of a Participant’s employment or business relationship with the Company; or
     (ii) conviction of a felony or conviction of any other crime involving a breach of trust or fiduciary duty owed to the Company or a Subsidiary; or
     (iii) unauthorized disclosure of trade secrets or confidential information of the Company or a Subsidiary; or
     (iv) a material breach of any agreement with the Company or a Subsidiary in respect of confidentiality, non-disclosure, non-competition or otherwise; or
     (v) any serious violation of a written policy of the Company or a Subsidiary that is damaging to the interests of the Company or a Subsidiary; or

1

     (vi) persistent neglect of the duties and responsibilities of the Participant’s position with the Company or a Subsidiary or continuing material failure to meet the performance standards or objectives of the Company or a Subsidiary, as determined by the Company or Subsidiary in their sole discretion.
          A Participant who agrees to resign from employment or service with the Company or a Subsidiary in lieu of being Separated from Service for Cause may be deemed to have been Separated from Service for Cause for purposes of this Plan.
     2.6 “Change of Control” means the occurrence after the Effective Date of any of the following events:
     (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than an Exempt Entity, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the total voting power of all of the Company’s voting securities then outstanding (“Voting Shares”) and the acquisition of such beneficial ownership was not pre-approved by at least a majority of the directors of the Company;
     (ii) on any date, the individuals who constituted the Company’s Board at the beginning of the two-year period immediately preceding such date (together with any new directors whose election by the Company’s Board, or whose nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the directors then in office; or
     (iii) immediately after a merger or consolidation of the Company or any Subsidiary of the Company with or into, or the sale or other disposition of all or substantially all of the Company’s assets to, any other corporation (where pursuant to the terms of such transaction outstanding Awards are assumed by the surviving, resulting or acquiring corporation or new Awards are substituted therefor), the Voting Shares of the Company outstanding immediately prior to such transaction do not represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity or any parent thereof) more than 50% of the total voting power of the voting securities of the Company or surviving or acquiring entity or any parent thereof outstanding immediately after such merger or consolidation.
     2.7 “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder. References to any particular section of the Code include references to any successor amendments or replacements of such section.
     2.8 “Committee” means the committee appointed by the Board and consisting of two or more Directors of the Company, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, an “outside director” as defined under Section 162(m) of the Code, and an “independent director” as defined in the Marketplace Rules of The Nasdaq Stock Market (or the rules of any stock exchange on which the Shares are primarily traded).
     2.9 “Common Stock” means the Company’s common stock, par value $.001 per share, and any successor security.

2

     2.10 “Company” means LCA-Vision Inc.
     2.11 “Director” means any person serving on the Board of Directors of the Company or any of its Subsidiaries who is not an Employee of the Company or any Subsidiary.
     2.12 “Disability” means (i) a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code as determined by the Committee in good faith upon receipt of medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice, or (ii) in the case of an Employee, a disability that qualifies as a long-term disability under the Company’s or a Subsidiary’s Long Term Disability insurance, or (iii) any other definition of disability set forth in an Award Agreement.
     2.13 “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.
     2.14 “Eligible Person” means any person who is either an Employee or a Director.
     2.15 “Employee” means any common law employee (including an officer) of the Company or a Subsidiary (including those employees on a military leave, sick leave or other bona fide leave of absence approved by the Company or a Subsidiary but excluding persons who receive retirement benefits, stipends, consulting fees, honorariums and the like), who performs services for the Company or Subsidiary and is included on its regular payroll.
     2.16 “Exchange Act” means the Securities Exchange Act of 1934.
     2.17 “Exempt Entity” means (i) an underwriter temporarily holding securities pursuant to an offering of such securities and (ii) the Company, any of its Subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries.
     2.18 “Fair Market Value” means, as of any valuation date, the closing price of a Share as reported on the Nasdaq Stock Market (or on any stock exchange on which the Shares are primarily traded) or, if the Shares were not traded on such day, then the next preceding day on which the Shares were traded, all as reported by such source as the Committee may select. If the Shares are not traded on a national securities exchange or other market system, Fair Market Value shall be determined in the manner established by the Committee in accordance with Section 409A of the Code.
     2.19 “Grant Date” means the date on which, or such later date as of which, an Award is granted.
     2.20 “Immediate Family” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant and shall include adoptive relationships; provided, however, that if the Committee adopts a different definition of “immediate family” (or similar term) in connection with the transferability of an Award (other than an Incentive Stock Option) awarded under this Plan, such definition shall apply, without further action of the Board.
     2.21 “Incentive Stock Option” means any Stock Option awarded under Section VI of this Plan intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

3

     2.22 “Mature Shares” means Shares which have been fully paid and held, of record or beneficially, by the Participant free and clear of all liens and encumbrances for at least six months.
     2.23 “Non-Qualified Stock Option” means any Stock Option awarded under Section VI of this Plan that is not an Incentive Stock Option.
     2.24 “Officer” means a person who has been determined to be an officer of the Company under Exchange Act Rule 16a-1(f) in a resolution adopted by the Board and any other person who has been elected an officer of the Company by the Board (other than a person who has been elected solely as an assistant officer).
     2.25 “Option Price” or “Exercise Price” means the price per share at which Common Stock may be purchased upon the exercise of an Option or an Award.
     2.26 “Participant” means an Eligible Person to whom an Award has been made pursuant to this Plan.
     2.27 “Performance Award” means an Award granted pursuant to Section IX of this Plan.
     2.28 “Performance-Based Compensation” means compensation intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.
     2.29 “Performance Measures” means any one or more of the following, as selected by the Committee and applied to the Company as a whole or individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (ii) appreciation in the Fair Market Value, book value or other measure of value of the Common Stock; (iii) cash flow; (iv) earnings (including, without limitation, earnings per share); (v) return on equity; (vi) return on investment; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) revenue; (xi) income (including, without limitation, net income and pre-tax net income); (xii) operating income (including, without limitation, net operating income); (xiii) operating profit (including, without limitation, net operating profit); (xiv) operating margin; (xv) return on operating revenue; and (xvi) market share.
     2.30 “Performance Period” means the period of time over which criteria relating to a Performance Award, or other Award containing performance criteria, are measured.
     2.31 “Reference Price” with respect to a SAR means the dollar amount determined by the Committee at the time of grant.
     2.32 “Restricted Shares” or “Restricted Stock” means those Shares of Common Stock issued pursuant to a Restricted Stock Award that are subject to the restrictions set forth in the related Award Agreement.
     2.33 “Restricted Stock Award” means an award of a fixed number of Restricted Shares, or a fixed number of Restricted Stock Units, that is subject to forfeiture provisions and other conditions set forth in the Award Agreement.
     2.34 “Restricted Stock Units” means hypothetical units, maintained on the books of the Company, of Shares of Common Stock that are the subject of a Restricted Stock Award.

4

     2.35 “Retirement” means an Employee’s or Director’s Separation from Service (in each case other than due to death or Disability or for Cause) on or after (i) attainment of age 65 or (ii) attainment of age 55 with 10 years of employment with, or service on the Board of, the Company or a Subsidiary.
     2.36 “Separation from Service” or “Separates from Service” has the meaning ascribed to such term in Section 409A of the Code.
     2.37 “Share” means one share of the Company’s Common Stock.
     2.38 “Short-term Deferral Deadline” means the later of the 15th day of the third month following the Participant’s first taxable year in which an Award is no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code) or the 15th day of the third month following the end of the Company’s first taxable year in which an Award is no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code). Notwithstanding the foregoing, if it is administratively impracticable for the Company to make a payment or to deliver Shares by the end of the applicable 2 1/2 month period, or if making the payment or delivering the Shares by the end of the applicable 2 1/2 month period would jeopardized the solvency of the Company, and, as of the Grant Date, such impracticability or insolvency was unforeseeable, the payment or delivery shall be made as soon as reasonably practicable after the applicable 2 1/2 month period and shall be considered as having been made prior to the Short-term Deferral Deadline. For purposes of this definition, an action or failure to act of the Participant or a person under the Participant’s control, such as a failure to provide necessary information or documentation, is not an unforeseeable event.
     2.39 “Stock Appreciation Right” or “SAR” means the right to receive, for each unit of the SAR, an amount of cash, a number of Shares, or a combination thereof equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the Reference Price of the SAR.
     2.40 “Stock Option” or “Option” means the right to purchase shares of Common Stock granted pursuant to Section VI of this Plan.
     2.41 “Subsidiary” means, with respect to grants of Awards other than Incentive Stock Options, any corporation with which the Company would be considered a single employer under Section 414(b) of the Code (employees of controlled group of corporations), and any other entity with which the Company would be considered a single employer under Section 414(c) of the Code (employees of partnerships, proprietorships, etc., under common control), except that in applying Code Section 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Section 414(b), the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3), and in applying Treas. Reg. § 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c), the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treas. Reg. § 1.414(c)-2.
          In addition, with respect to the grant of an Award other than an Incentive Stock Option to an Eligible Person that is based upon legitimate business criteria, the term “Subsidiary” has the same meaning as provided in the preceding paragraph, except that in applying Code Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Section 414(b), the language “at least 20 percent” shall be used instead of “at least 80 percent” each place it appears in Sections 1563(a)(1), (2) and (3), and in applying Treas. Reg. § 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c), the language “at least 20 percent” shall be used instead of “at least 80 percent” each place it appears in Treas. Reg. § 1.414(c)-2.

5

          With respect to grants of Incentive Stock Options, the term “Subsidiary” means any corporation or other entity considered a subsidiary as defined in Section 424(f) of the Code.
     2.42 “Transfer” means alienate, attach, sell, assign, pledge, encumber or otherwise dispose of; and the terms “Transferred” or “Transferable” have corresponding meanings.
     2.43 “Unrestricted Stock Award” means an Award granted pursuant to Section 8.3 of this Plan.
     2.44 “Vest,” along with the correlative terms “vested” or “vesting,” means, in the case of any Award, to become exercisable or become free of restrictions and other conditions, including those related solely to the passage of time and those involving attainment of performance or other criteria. The Committee shall determine at the time an Award is granted what level of performance shall be deemed to have been satisfied in the event that the Award vests in whole or part pursuant to this Plan prior to the end of any Performance Period specified for the Award.
SECTION III
ADMINISTRATION
     3.1 The Committee. This Plan shall be administered and interpreted by the Committee. Except as provided in Section 3.4, any function of the Committee also may be performed by the Board. Actions of the Committee may be taken by a majority of its members at a meeting or by the unanimous written consent of all of its members without a meeting.
     3.2 Powers of the Committee. Subject to the express provisions of the Plan, the Committee shall have the sole and absolute power and authority to operate, manage and administer the Plan on behalf of the Company, which includes, but is not limited to, the power and authority:
     (i) to grant to Eligible Persons one or more Awards consisting of any or a combination of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Unrestricted Stock and Performance Awards;
     (ii) to select the Eligible Persons to whom Awards may be granted;
     (iii) to determine the types and combinations of Awards to be granted to Eligible Persons;
     (iv) to determine the number of Shares or units which may be subject to each Award;
     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award (including, but not limited to, the Term, price, exercisability, method of exercise and payment, any restriction or limitation on transfer, any applicable Performance Measures or other performance criteria or contingencies, any vesting schedule or acceleration, or any forfeiture provisions, regarding any Award) and the related Shares (including, but not limited to, any holding period for those Shares after grant, exercise or settlement of the Award), based on such factors as the Committee shall determine; and
     (vi) to modify or waive any restrictions, contingencies or limitations contained in, and grant extensions to the terms or exercise periods of, or accelerate the vesting of, any outstanding Awards, as long as such modifications, waivers, extensions or accelerations do not cause a

6

Performance-Based Award intended to be Performance-Based Compensation to lose such treatment, or cause an Award to be treated as the granting of a new award under Code Section 409A that is not exempt from, or compliant with, the requirements of Section 409A or cause an Award to be inconsistent with the terms of the Plan, but no such changes shall materially impair the rights of any Participant without his or her consent unless required by law or integrally related to a requirement of law.
     3.3 Guidelines. The Committee shall have the authority and discretion to interpret the Plan and any Awards granted under the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any related Award Agreement in the manner and to the extent it deems necessary to carry the Plan into effect.
     3.4 Delegation of Authority. The Committee may delegate to one or more of the Company’s Officers or (in the case of ministerial duties only) other employees all or any portion of the Committee’s authority, powers, responsibilities and administrative duties under the Plan, with such conditions and limitations as the Committee shall prescribe in writing; provided, however, that only the Committee is authorized to grant Awards to, or make any decisions with respect to Awards granted to, Officers and Directors. A record of all actions taken by any Officer to whom the Committee has delegated a portion of its powers or responsibilities shall be filed with the minutes of the meetings of the Committee and shall be made available for review by the Committee upon request.
     3.5 Decisions Final. Any action, decision, interpretation or determination by or at the direction of the Committee (or of any person acting under a delegation pursuant to Section 3.4) concerning the application or administration of the Plan or any Award(s) shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Awards.
     3.6 Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement substantially in the form approved by the Committee from time to time.
SECTION IV
SHARES SUBJECT TO PLAN
     4.1 Shares Available for Issuance of Awards. Subject to adjustment as provided in Section 4.4, the aggregate number of Shares which may be issued under this Plan shall not exceed 1,750,000 Shares. As determined from time to time by the Committee, the Shares available under this Plan for grants of Awards may consist either in whole or in part of authorized but unissued Shares or Shares that have been reacquired by the Company following original issuance. The maximum aggregate number of shares that may be issued under this plan upon the exercise of Incentive Stock Options is 1,750,000. For purposes of this Section 4.1, shares shall be counted as provided in Section 4.3.
     4.2 Maximum Awards Per Participant. The number of Shares covered by Options, together with the number of SAR units, granted to any one individual shall not exceed                      during any one fiscal-year period; provided, however, that this limitation shall be                      Shares, together with SAR units, in the case of an inducement Award made at the time of an Employee’s initial hiring. If a previously granted Option or SAR is forfeited, cancelled or deemed cancelled, such Option or SAR shall continue to be counted against the maximum number of Shares or units that may be granted to any one Participant during any one fiscal-year.

7

     4.3 Re-Use of Shares. If any Award granted under this Plan shall expire, terminate or be forfeited or canceled for any reason before it has vested or been exercised in full, the number of unvested or unexercised Shares subject to such Award shall again be available for future grants under the Plan. The Committee may make such other determinations as it deems necessary or advisable to effectuate the net counting of Shares issued pursuant to this Plan, provided that such determinations are permitted by law. Notwithstanding the foregoing, Shares that are tendered to or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any Shares tendered to or withheld by the Company to satisfy the tax withholding obligations related to any Award, will not be available for subsequent Awards under the Plan. In addition, a SAR settled in shares of Common Stock shall be considered settled in full against the number of Shares available for award.
     4.4 Adjustment Provisions.
          (a) Adjustment for Change in Capitalization. If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution to stockholders of cash or property which, in the Committee’s sole judgment, has a substantial impact on the value of outstanding Shares, then (1) the numbers of Shares and SAR units specified in Sections 4.1 and 4.2 with respect to which Awards may be granted, (2) the specified or fixed numbers of Shares or SAR units covered by each outstanding Award, and (3) if applicable, the Option Price, Reference Price or performance goals for each outstanding Award shall be proportionately adjusted in such manner as the Committee in its sole judgment determines to be equitable and appropriate; provided, that (i) any adjustments made in the maximum aggregate number of Shares with respect to which Incentive Stock Options may be or have been granted shall be made in accordance with Code Section 424, (ii) the numbers of Shares or SAR units covered by each outstanding Award shall be made in accordance with Section 409A of the Code, and (iii) fractions of a Share will not be issued but either will be replaced by a cash payment equal to Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.
          (b) Other Equitable Adjustments. Notwithstanding any other provision of the Plan, and without affecting the number of Shares or SAR units reserved or available hereunder, the Committee may authorize the issuance, continuation or assumption of Awards or provide for equitable adjustments or changes in the terms of Awards, in connection with any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate; provided, that the numbers and types of Shares or SAR units covered by each outstanding Award shall be made in accordance with Section 409A of the Code.
SECTION V
EFFECTIVE DATE AND DURATION OF PLAN
     5.1 Effective Date. This Plan shall become effective on the Effective Date.
     5.2 Duration of Plan. No Award shall be granted under this Plan on or after the tenth anniversary of the Effective Date or after such earlier date on which the Plan is terminated by the Board pursuant to Section XII.

8

SECTION VI
STOCK OPTIONS
     6.1 Grants. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted shall be designated as either a Non-Qualified Stock Option or an Incentive Stock Option. One or more Stock Options may be granted to any Eligible Person, except that Incentive Stock Options may only be granted to Employees.
     6.2 Terms of Options. Except as otherwise provided by Section 6.3, Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
          (a) Option Price. The Option Price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, except that in no event shall the Option Price be less than 100% of Fair Market Value on the Grant Date.
          (b) Option Term. The Term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after its Grant Date.
          (c) Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement; provided, however, that an Option may not be exercised as to less than one hundred (100) Shares at any time unless the number of Shares for which the Option is exercised is the total number available for exercise at that time under the terms of the Option.
          (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Term by giving written notice of exercise to the Company, attention: Chief Financial Officer, with a copy to General Counsel, specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Option Price.
          (e) Payment. Upon exercise of an Option, and subject to such administrative requirements as the Committee may impose, payment of the Option Price may be made, at the election of the Participant, in cash or by the tender of Mature Shares or by a combination of the foregoing. If payment by the tender of Mature Shares is selected, the value of each Mature Share shall be deemed to be the Fair Market Value of a Share on the day the Mature Shares are tendered for payment, which shall be the date on which the Mature Shares, duly endorsed or accompanied by a stock power duly endorsed for transfer to the Company, are received by the Company. The Option Price and obligatory withholding taxes also may be paid pursuant to a “cashless” exercise/sale procedure involving the simultaneous sale of Shares covered by the Option through a broker (in which case the exercise date shall be the trade date). If payment of the Option Price and obligatory withholding taxes is made from the proceeds of a “cashless” exercise/sale procedure, such payment shall be received by the Company no later than the date of settlement of the sale.
          (f) Non-Transferability. Stock Options shall be Transferable only to the extent provided in Section 13.2 of this Plan.
          (g) Termination. Except as provided in Section XI, Stock Options shall terminate in accordance with Section X of this Plan.

9

          (h) No Right to Defer. In no event shall a Stock Option awarded under this Plan include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the Option under Treas. Reg. § 1.83-7, or the time the Shares acquired pursuant to the exercise of the Option first become substantially vested (as defined in Treas. Reg. § 1.83-3(b)).
          (i) Fixed Number of Shares. The number of Shares subject to a Stock Option shall be fixed on the Grant Date.
     6.3 Incentive Stock Options. Incentive Stock Options shall be subject to the following terms and conditions:
          (a) Award Agreement. Any Award Agreement relating to an Incentive Stock Option shall contain such terms and conditions as are required for the Option to be an “incentive stock option” as that term is defined in Section 422 of the Code.
          (b) Ten Percent Stockholder. An Incentive Stock Option granted to any person who, at the time of the Award, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Subsidiaries shall have (i) an Option Price at least equal to 110% of the Fair Market Value of a Share on the Grant Date and (ii) a Term expiring no later than five (5) years from the Grant Date.
          (c) $100,000 per year Limitation. To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options first become exercisable by a person during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, the excess portion of such options shall be treated as Non-Qualified Stock Options.
          (d) Qualification under the Code. Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of an affected Participant, to disqualify any Incentive Stock Option under Section 422 of the Code, except as may result pursuant to the provisions of Section XI.
          (e) Notification of Disqualifying Disposition. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of Shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.
SECTION VII
STOCK APPRECIATION RIGHTS
     7.1 Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights to any Eligible Person. Any Stock Appreciation Right granted shall be for a specified number of units and have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award.

10

     7.2 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights granted pursuant to this Section VII shall be subject to the following terms and conditions:
          (a) Reference Price. The Reference Price per Share unit subject to a SAR shall be determined by the Committee at the time of grant, except that in no event shall the Reference Price be less than 100% of Fair Market Value on the Grant Date.
          (b) Term. The term of each SAR shall be fixed by the Committee, but no SAR shall be exercisable more than ten (10) years after its Grant Date.
          (c) Exercise. A SAR shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement.
          (d) Distribution. The Committee shall determine in its sole discretion, at or after the Grant Date, whether Shares, cash or a combination thereof shall be delivered to the holder upon exercise of a SAR. Shares so delivered shall be valued at their Fair Market Value on the date of the SAR’s exercise.
          (e) Non-Transferability. SARs shall be Transferable only to the extent provided in Section 13.2 of this Plan.
          (f) Termination. Except as provided in Section XI, SARs shall terminate in accordance with Section X of this Plan.
          (g) No Right to Defer. In no event shall a SAR awarded under this Plan include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.
          (h) Fixed Number of Shares. The number of Shares subject to a SAR shall be fixed on the Grant Date.
SECTION VIII
RESTRICTED AND UNRESTRICTED STOCK AWARDS
     8.1 Grants of Restricted Stock Awards. The Committee may, in its discretion, grant one or more Awards of Restricted Shares or Restricted Stock Units to any Eligible Person. Each Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares. Each Restricted Stock Award shall be subject to one or more conditions determined by the Committee that would cause the Award to be treated as subject to a substantial risk of forfeiture (within the meaning of Section 83 or 409A), including but not limited to conditions relating to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Committee may determine.
     8.2 Terms and Conditions of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following provisions:

11

          (a) Issuance of Shares. Restricted Shares shall be issued immediately upon grant, except that Restricted Shares payable in settlement of an Award of Restricted Stock Units may be issued upon vesting of such Award. Upon vesting of an Award of Restricted Stock Units, unrestricted Shares or Restricted Shares shall be issued in accordance with the provisions of the Award Agreement, but in no event will unrestricted Shares be delivered later than the Short-term Deferral Deadline; provided that a Participant may defer delivery of unrestricted Shares or Restricted Shares payable in settlement of an Award of Restricted Stock Units to a date or dates after the Restricted Stock Award is no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code) if the terms of the Restricted Stock Award and any deferral election comply with the requirements of Section 409A of the Code.
          (b) Stock Powers and Custody. With respect to Restricted Shares that are issued immediately upon grant or in settlement of an Award of Restricted Stock Units, the Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Restricted Shares covered by the Award and may impose other appropriate transfer restrictions on those Shares. The Committee may also require that the stock certificates evidencing such Shares be held in custody by the Company until the restrictions on them shall have lapsed.
          (c) Stockholder Rights. Unless otherwise determined by the Committee at the time of grant, Participants issued Restricted Shares shall be entitled to dividend and voting rights in respect of those Shares. The Committee shall have the authority to adopt rules and conditions providing for the grant of, and in its discretion may grant, dividend equivalent rights in respect of any Restricted Stock Units that are awarded. Any dividend equivalent rights granted hereunder shall be subject to such terms and conditions as to cause such dividend equivalent rights to be treated as a compensatory arrangement that is exempt from the requirements of Section 409A of the Code.
          (d) Non-Transferability. Until they are vested, Restricted Stock Awards shall not be Transferable except in accordance with the provisions of Section 13.2 of this Plan.
          (e) Termination. Restricted Stock Awards shall terminate in accordance with Section X of this Plan.
     8.3 Unrestricted Stock Awards. The Committee may make Awards of unrestricted Common Stock to (i) Employees in full or partial payment of annual bonus awards or otherwise in recognition of outstanding achievements or contributions or (ii) Directors for service on the Board. Unrestricted Shares issued under this Section 8.3 may be issued for no cash consideration. In the event an Unrestricted Stock Award is granted, the unrestricted Shares subject to such Award shall be issued immediately upon (or as promptly as is administratively practicable after) grant, but in no event later than the Short-term Deferral Deadline; provided that a Participant may defer delivery of the Shares subject to an Unrestricted Stock Award to a later date or dates if the terms of the Unrestricted Stock Award and any deferral election comply with the requirements of Section 409A of the Code.
SECTION IX
PERFORMANCE AWARDS
     9.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to Eligible Persons in accordance with the following terms and conditions:

12

          (a) Grant. A Performance Award shall consist of the right to receive, at the end of a specified Performance Period, either (i) Shares, cash of an equivalent value or a combination of the two or (ii) a fixed-dollar amount payable in cash, Shares or a combination of the two. The Committee shall determine the Eligible Persons to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the Performance Period, the conditions under which a Participant’s Performance Award will vest, and the other terms and conditions of the Performance Award in addition to those set forth in Section 9.2.
          (b) Performance Goals and Performance-Based Compensation. At the time of grant, the Committee shall designate any Performance Award granted to a Participant that is intended to be Performance-Based Compensation. Any Performance Award designated as intended to be Performance-Based Compensation shall be conditioned on the achievement of one or more objective performance goals, based on one or more Performance Measures, to the extent required by Code Section 162(m). Any Performance Award under this Section 9.1 not designated as intended to be Performance-Based Compensation may be conditioned on such performance goals, factors or criteria as the Committee shall determine. Each Performance Award shall be subject to one or more conditions determined by the Committee that would cause the Award to be treated as subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code).
          (c) Other Criteria. The Committee, in its discretion, may provide that, despite the achievement of the objective performance goals required for receipt of a specified level of payment or distribution of a Performance Award, the amount of the payment or distribution will be subject to reduction unless other goals or criteria also are satisfied.
          (d) Attainment of Performance Goals. Subject to Section 9.2(d), a Participant otherwise entitled to receive a Performance Award, or portion thereof, that is intended to be Performance-Based Compensation for any Performance Period shall not receive a settlement of the award or portion until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section 9.1(d), such exercise of discretion may not result in an increase in the amount of the award.
          If a Participant is promoted, demoted or transferred to a different business unit of the Company or a Subsidiary during a Performance Period, then, to the extent the Committee determines appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.
     9.2 Terms and Conditions of Performance Awards. Performance Awards granted pursuant to this Section IX shall be subject to the following terms and conditions:
          (a) Stockholder Rights. Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to any dividends declared during the Performance Period with respect to any Shares covered by a Performance Award will not be paid to the Participant and the Participant shall not be entitled to exercise any voting rights with respect to such Shares.
          (b) Payment. Subject to the provisions of the Award Agreement and this Plan (including Sections 9.1(c) and (d), if applicable), at the expiration of the Performance Period, share certificates, cash or both (as the Committee may determine) shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Award; provided that, to the extent that distribution is made in Shares, the Shares shall be subject to any restrictions that may have been specified by the Committee at the time of grant. In no event shall the

13

shares certificates, cash or both be delivered later than the Short-term Deferral Deadline. Notwithstanding the foregoing, a Participant may defer payment under a Performance Award to a date or dates after the Performance Award is no longer subject to a substantial risk of forfeiture if the terms of the Performance Award and any deferral election comply with the requirements of Section 409A of the Code.
          (c) Non-Transferability. Performance Awards shall not be Transferable except in accordance with the provisions of Section 13.2 of this Plan.
          (d) Termination. Performance Awards shall terminate in accordance with Section X of this Plan.
SECTION X
TERMINATION OF AWARDS
     10.1 Termination of Awards to Employees and Directors. Subject to the provisions of Section 10.2, Awards under this Plan shall terminate as follows:
          (a) Termination due to Death, Disability or Retirement. Unless otherwise determined by the Committee at the time of grant, if a Participant Separates from Service by reason of his or her death, Disability or Retirement, (i) all of such Participant’s Restricted Stock Awards and Performance Awards that are not fully (100%) vested and any unexercisable Stock Options and SARs will terminate immediately and (ii) any then-exercisable Stock Options and SARs may thereafter be exercised by the Participant or by the Participant’s beneficiary or legal representative for a period of one (1) year after the date of such Separation from Service or until the stated expiration date of such Award, whichever period is shorter.
          (b) Termination For Cause. If a Participant Separates from Service for Cause, or if after such separation the Participant engages in any act which would have warranted a Separation from Service for Cause, the Participant shall forfeit all of his or her rights to any outstanding Awards that have not been exercised or that remain subject to any restrictions or performance or other conditions, and all such Awards shall terminate upon the earlier to occur of the date of Separation from Service or the date upon which the Participant has engaged in any of the conduct described as justifying such a separation for Cause.
          (c) Other Termination. Unless otherwise determined by the Committee at the time of grant, if a Participant Separates from Service for any reason other than death, Disability, Retirement or Cause, all of such Participant’s Restricted Stock Awards and Performance Awards that are not fully (100%) vested and any unexercisable Stock Options and SARs will terminate immediately and any then-exercisable Stock Options and SARs will terminate on the earlier to occur of the stated expiration date of the Awards or the day three (3) months after such Separation from Service (except that, if the Participant dies within three months following Separation from Service, such Stock Options and SARs may be exercised for one (1) year after the date of death).

14

SECTION XI
CHANGE OF CONTROL; MERGER, CONSOLIDATION, ETC.
     11.1 Separation from Service After Change of Control. If within three (3) months after a Change of Control an Employee Separates from Service as a result of the termination of such relationship by an express action of the Company or such Subsidiary for any reason other than Cause, or a Director Separates from Service on the Board for any reason other than death, Disability, Retirement or Cause, all of the outstanding Awards held by that Participant on the date of Separation from Service shall become fully (100%) vested, regardless of any remaining Performance Periods or other performance criteria that otherwise would be applicable. In that event, (i) all Stock Options and SARs held by the Participant on the date of Separation from Service shall be exercisable for a period ending on the earlier to occur of the first anniversary of the date of separation or the respective expiration dates of the Stock Options and SARs, (ii) all Restricted Shares not previously delivered to the Participant shall be delivered immediately, free of restrictions (other than any imposed by law), but in no event later than the Short-term Deferral Deadline, and (iii) all Restricted Stock Units and Performance Awards shall be paid in full within 30 days following the date of the Participant’s Separation from Service, but in no event later than such Short-term Deferral Deadline.
     11.2 Merger, Consolidation, Etc. If the Company, pursuant to action by its Board of Directors, proposes to (1) merge into, consolidate with or sell or otherwise dispose of all or substantially all of its assets to another corporation or other entity and provision is not made pursuant to the terms of the transaction for the assumption by the surviving, resulting or acquiring corporation of outstanding Awards under the Plan, or the substitution of new Awards therefor, or (2) dissolve or liquidate, then (A) the Committee shall cause written notice of the proposed transaction to be given to each Participant not less than 30 days prior to the anticipated date on which such proposed transaction is to be consummated, and (B) all outstanding Awards that are not so assumed or substituted for shall become fully (100%) vested (regardless of any remaining Performance Periods or other performance criteria that otherwise would be applicable) immediately prior, but subject, to actual consummation of the transaction. Prior to a date specified in the notice, which shall not be more than 3 days prior to the consummation of the transaction, each Participant shall have the right to exercise all Stock Options and SARs held by such Participant that are not so assumed or substituted for on the following basis: (i) the exercise shall be conditioned on consummation of the transaction, (ii) the exercise shall be effective immediately prior to the consummation of the transaction, and (iii) the Option Price for any such Stock Options shall not be required to be paid until 3 days after written notice by the Company to the Participant that the transaction has been consummated. If the transaction is consummated, each Stock Option and SAR, to the extent not previously exercised prior to the date specified in the foregoing notice of proposed transaction, shall terminate upon the consummation of the transaction and all Awards that remain deliverable or payable shall be delivered or paid in full within 30 days following the date of consummation of the transaction. If the transaction is abandoned, (a) any and all conditional exercises of Stock Options and SARs in accordance with this Section 11.2 shall be deemed annulled and of no force or effect and (b) to the extent that any Award shall have vested solely by operation of this Section 11.2, such vesting shall be deemed annulled and of no force or effect and the vesting provisions of the Award shall be reinstated.
     11.3 Applicability of Section XI. The provisions of this Section XI shall apply to all Awards granted under the Plan, unless and to the extent that the Committee expressly provides otherwise in the terms of an Award at the time it is granted; provided that nothing in this Section XI shall preclude the Committee or the Board from providing, at any time, for the “cash out” of Awards in connection with a Change of Control or with any of the events specified in clauses (1) and (2) of Section 11.2.

15

SECTION XII
TERMINATION OR AMENDMENT OF THIS PLAN
     12.1 Termination or Amendment. The Board may at any time, amend, in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law or integrally related to a requirement of law, the rights of a Participant with respect to any Awards granted prior to such amendment, suspension or termination may not be materially impaired without the consent of such Participant. In addition, no amendment may be made without first obtaining stockholder approval if such approval is required pursuant to applicable requirements of the Code or the Exchange Act, or any rule or regulation thereunder, or by the listing requirements of the Nasdaq Stock Market or any stock exchange on which the Common Stock is traded. Notwithstanding anything in this Plan to the contrary, the Board, in its discretion, may amend the Plan or any Award to cause the Plan and such Award to remain beyond the scope of the types of compensatory arrangements that are subject to the requirements of Section 409A of the Code or to otherwise comply with the requirements of Section 409A. If any amendment to the Plan or any provision of an Award would cause the Participant to be subject to a tax penalty under Section 409A of the Code, such amendment or provision shall be deemed modified in such manner as to render the Plan or Award exempt from, or compliant with, the requirements of Section 409A and to effectuate as nearly as possible the original intention of the Board.
SECTION XIII
GENERAL PROVISIONS
     13.1 No Right to Continued Employment. The adoption of this Plan and the granting of Awards hereunder shall not confer upon any Employee the right to continued employment nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Employee at any time.
     13.2 Non-Transferability of Awards. Except as provided in the following sentence, no Award or benefit payable under this Plan shall be Transferable by the Participant during his or her lifetime, nor may it be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or the laws of descent and distribution; and no Award shall be exercisable by anyone other than the Participant or the Participant’s guardian or legal representative during such Participant’s lifetime. The Committee may in its sole discretion, at the time of grant, permit a Participant to transfer a Non-Qualified Stock Option, SAR, Restricted Stock Award or Performance Award for no consideration to a member of, or for the benefit of, the Participant’s Immediate Family (including, without limitation, to a trust in which members of the Immediate Family have more than a 50% beneficial interest, to a partnership or limited liability company for one or more members of the Immediate Family, or to a foundation in which members of the Immediate Family hold more than 50% of the voting interests), subject to such limits as the Committee may establish and so long as the transferee remains subject to all the terms and conditions applicable to such Award. The following shall be considered transfers for no consideration: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than 50% of the voting interests are owned by the Participant or members of the Immediate Family, in exchange for an interest in that entity.
     13.3 Benefits May Not Be Assigned. The interests of a Participant under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of a Participant or the Participant’s beneficiary.

16

     13.4 Right of Recapture. In addition to any forfeiture of Awards pursuant to Section 10.1(b) of this Plan, if at any time within one year after the date on which a Participant exercises an Option or SAR, or on which Restricted Stock vests, or on which a Performance Award is paid to a Participant, or on which income otherwise is realized by a Participant in connection with an Award (each of which events shall be a “Realization Event”), the Committee determines in its discretion that the Company or a Subsidiary has been materially harmed by the Participant, whether such harm (a) results in the Participant’s Separation from Service or deemed Separation from Service for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company or a Subsidiary (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or disclosing or misusing any confidential information or material concerning the Company or a Subsidiary), then any gain realized by the Participant from the Realization Event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company or a Subsidiary shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company or a Subsidiary (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).
     13.5 Other Plans. In no event shall the value of, or income arising from, any Awards issued under this Plan be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.
     13.6 Unfunded Plan. For purposes of the Employee Retirement Income Security Act of 1974, the Plan is intended to constitute an unfunded plan of incentive compensation, and it is not intended to provide retirement income, to result in a deferral of income for periods extending to the termination of employment or beyond, or to provide welfare benefits. This Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. This Plan shall not establish any fiduciary relationship between the Company or any of its Subsidiaries and any Participant or any other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.
     13.7 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, payment by the Participant of any Federal, state or local taxes which the Company reasonably believes are required by law to be withheld. The Committee may permit all or a portion of any such withholding obligation (not exceeding the minimum amount required to be so withheld) to be satisfied by reducing the number of Shares otherwise deliverable or by accepting the delivery of Shares previously owned by the Participant, which Shares shall be valued at the Fair Market Value of the Common Stock on the date on which the amount of tax to be withheld is determined. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant. The Company or a Subsidiary may also withhold from any future earnings of salary, bonus or any other payment due to the Participant the amount necessary to satisfy any outstanding tax obligations related to the grant or exercise of any Award granted pursuant to this Plan.
     13.8 Governing Law. This Plan and all actions taken in connection with it shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of laws.

17

     13.9 Liability. No employee of the Company or a Subsidiary nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent permitted by law, all employees and members of the Committee and the Board shall be indemnified by the Company and its Subsidiaries for any liability and expenses which they may incur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.
     13.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
     13.11 Transactions Involving Common Stock. Under no circumstances shall the Shares issued under this Plan include or be subject to a permanent mandatory repurchase obligation or put or call right that is based on a purchase price other than a purchase price equal to the Fair Market Value of such Shares.
     13.12 Exemption from, or Compliance with, Section 409A. For federal income tax purposes, the Plan and the Awards granted hereunder are intended to be either exempt from, or compliant with, Section 409A of the Code. This Plan and all Awards granted hereunder shall be interpreted, operated and administered in a manner consistent with these intentions.

18

PROXY
LCA-VISION INC.
7840 Montgomery Road
Cincinnati, OH 45236
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
          The undersigned hereby appoints Craig P. R. Joffe and Alan H. Buckey, and each of them with full power of substitution, as proxies to vote as designated below, for and in the name of the undersigned, all shares of stock of LCA-Vision Inc. which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of said Company scheduled to be held (Date) at 10:00 a.m. at The Queen City Club, 331 East Fourth Street, Cincinnati, Ohio 45202 or at any adjournment or recess thereof. A properly signed proxy that gives no direction will be voted in accordance with the recommendation of the Board of Directors or, if there is none, in accordance with their best judgment.
Please mark an X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1.	ELECTION OF DIRECTORS	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
(except as marked to the contrary below)
WILLIAM F. BAHL, THOMAS G. CODY, JOHN H. GUTFREUND, JOHN C. HASSAN, CRAIG P.R. JOFFE, DAVID W. WHITING and
E. ANTHONY WOODS
(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided below)
2.	Amendment of the Company’s Restated Certification of Incorporation increasing the authorized number of shares of common stock from 27,500,000 to 55,000,000
☐   For    ☐  Against  ☐   Abstain
3.	Approval of the LCA-Vision Inc. 2006 Stock Incentive Plan
☐   For    ☐  Against  ☐   Abstain
4.	The ratification of Ernst & Young LLP as auditors of the Company for the fiscal year ending December 31, 2006
☐   For    ☐  Against  ☐   Abstain
5.	Transaction of such other business as may properly come before the meeting or any adjournment thereof

(Continued from other side)
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of Directors.
ALL FORMER PROXIES ARE HEREBY REVOKED.
NUMBER OF SHARES

(Signature of Stockholder)

(Signature of Stockholder)

(Please sign exactly as your name appears hereon.
All joint owners should sign. When signing in a
fiduciary capacity or as a corporate officer,
Please give your full title as such)
Dated:  , 2006